Exhibit 10.10

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of March 17, 2004 (as amended, restated, modified and/or supplemented from time to time, this “Agreement”), among each of the undersigned (each, a “Pledgor” and, together with each other entity which becomes a party hereto pursuant to Section 25, collectively, the “Pledgors”) and Bank of America, N.A., as Collateral Agent (together with any successor Collateral Agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below).  Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, EnerSys (“Holdings”), EnerSys Capital Inc. (the “Borrower”), various financial institutions from time to time party thereto (the “Lenders”), Bank of America, N.A. as Administrative Agent (together with a successor Administrative Agent, the “Administrative Agent” and, together with the Lenders, the Collateral Agent, each Letter of Credit Issuer, each other Agent and the Pledgee, the “Lender Creditors”), Morgan Stanley Senior Funding Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent, have entered into a Credit Agreement, dated as of March 17, 2004 providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein (as used herein, the term “Credit Agreement” means the Credit Agreement described above in this paragraph as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time);

WHEREAS, the Borrower and/or one or more of its Subsidiaries may at any time and from time to time (i) enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof, (ii) enter into one or more Commodities Agreements with one or more Lenders or any affiliate thereof and/or (iii) maintain Existing Interest Rate Protection Agreements with any financial institution (each such Lender, affiliate or financial institution, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s, affiliate’s or other financial institution’s successors and assigns, if any, collectively, the “Other Creditors” and together with the Lender Creditors, the “Secured Creditors”);

WHEREAS, pursuant to the Credit Agreement Party Guaranty, each of Holdings and the Borrower has unconditionally guaranteed to the Secured Creditors the payment when due of all Relevant Guaranteed Obligations as described therein;

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into and/or maintaining Secured

Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into by and/or the maintaining by the Borrower and/or one or more of its Subsidiaries of Secured Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and to issue, and participate in, Letters of Credit for the account of the Borrower, and to induce the Other Creditors to enter into and/or maintain Secured Hedging Agreements with the Borrower and/or one or more of its Subsidiaries;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Second Creditors as follows:

1.                                       SECURITY FOR OBLIGATIONS.  This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i)                                     the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Pledgor owing to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Secured Hedging Agreements entitled to the benefits of this Agreement being herein collectively called the “Credit Document Obligations”);

(ii)                                  the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with any Secured Hedging Agreement, whether such Secured Hedging Agreement is now in existence or hereinafter arising (including, in the case of a Pledgor that is a Guarantor, all obligations, liabilities and indebtedness of such Pledgor under its Guaranty in respect of the Secured Hedging Agreements), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Secured Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Other Obligations”);

(iii)                               any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(iv)                              in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(v)                                 all amounts paid by any Indemnitees as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

(vi)                              all amounts owing to any Agent or any of its affiliates pursuant to any of the Credit Documents in its capacity as such;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being collectively called the “Obligations”, it being agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

2.                                       DEFINITIONS; ANNEXES.  (a)  Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined.  Reference to singular terms shall include the plural and vice versa.

(b)                                 The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” shall have the meaning set forth in the recitals hereto.

“Adverse Claim” shall have the meaning given such term in Section 8-102(a)(1) of the UCC.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Borrower” shall have the meaning set forth in the recitals hereto.

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning set forth in Section 3.1 hereof.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“Commodities Agreement” shall have the meaning provided in the Credit Agreement.

“Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Credit Document Obligations” shall have the meaning set forth in Section 1(i) hereof.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock.”

“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“Excluded Collateral” shall mean (x) on and after the Accounts Receivable Facility Transaction Date, any Accounts Receivable Facility Assets for so long as, and to the extent, same have been sold or transferred pursuant to the Accounts Receivable Facility Documents, provided that at such time as, and to the extent that, any such Excluded Collateral is repurchased by or reconveyed to, an Assignor, such Accounts Receivable Facility Assets shall cease to constitute Excluded Collateral, (y) Margin Stock owned or held by any Pledgor except to the extent required to be Pledged pursuant to Section 8.18 of the Credit Agreement and (z) the capital stock of Yuasa Inc. S.A., EnerSys Europe Ltd. and YCI Inc. so long as, in the case of EnerSys Europe Ltd. and YCI Inc., the gross book value of the assets of each entity does not exceed $50,000 at any time.

“Exempted Foreign Corporation” shall mean (i) any Foreign Corporation and any limited liability company organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes and (ii) Cayman Partnership Shareholder #1.

“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

“Foreign Corporation” shall have the meaning set forth in the definition of “Stock.”

“Holdings” shall have the meaning set forth in the first paragraph hereof.

“Indemnitees” shall have the meaning set forth in Section 11 hereof.

“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

“Interest Rate Protection Agreement” shall have the meaning provided in the Credit Agreement.

“Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

“Lender Creditors” shall have the meaning set forth in the first paragraph hereof.

“Lenders” shall have the meaning set forth in the Recitals hereto.

“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.

“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

“Location” of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

“Non-Voting Stock” shall mean all capital stock which is not Voting Stock.

“Notes” shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

“Obligations” shall have the meaning set forth in Section 1 hereof.

“Other Creditors” shall have the meaning set forth in the first paragraph hereof.

“Other Hedging Agreement” shall have the meaning provided in the Credit Agreement.

“Other Obligations” shall have the meaning set forth in Section 1(ii) hereof.

“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledgee” shall have the meaning set forth in the first paragraph hereof.

“Pledgor” shall have the meaning set forth in the first paragraph hereof.

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Required Lenders” shall have the meaning given such term in the Credit Agreement.

“Secured Creditors” shall have the meaning set forth in the first paragraph hereof.

“Secured Debt Agreements” shall have the meaning set forth in Section 5 hereof.

“Secured Hedging Agreements” shall mean and include each Interest Rate Protection Agreement, each Commodities Agreement and each Other Hedging Agreement entered into by the Borrower and/or one or more of its Subsidiaries with any Other Creditor (including each Existing Interest Rate Protection Agreement).

“Securities Account” shall have the meaning given such term in Section 8-501(a) of the UCC.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Specified Default” shall have the meaning set forth in Section 5 hereof.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of capital stock of any Domestic  Corporation at any time owned by any Pledgor and (y) with respect to corporations not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor.

“Termination Date” shall  have the meaning set forth in Section 19 hereof.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

“Voting Stock” shall  mean all classes of equity interests of any Foreign Corporation entitled to vote (as used in the Treasury Regulations under Section 956 under the Code).

3.                                       PLEDGE OF SECURITY INTEREST, ETC.

3.1.                              Pledge.  To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a)                                  each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b)                                 all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c)                                  all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A)                              all its capital therein and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B)                                all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)                                all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D)                               all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

(E)                                 all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F)                                 all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d)                                 all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

(A)                              all its capital therein and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B)                                all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)                                all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D)                               all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

(E)                                 all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F)                                 all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(G)                                all Financial Assets and Investment Property of such Pledgor from time to time;

(H)                               all Security Entitlements of such Pledgor from time to time in any and all of the foregoing; and

(I)                                    all Proceeds of any and all of the foregoing;

provided that (x) no Pledgor shall be required at any time to pledge hereunder, and the pledge granted hereunder shall not be deemed to extend to, more than 65% of the total combined voting power of all classes of Voting Stock of any Exempted Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock of each Exempted Foreign Corporation at any time and from time to time acquired by such Pledgor, which Non-Voting Stock shall not be subject to the limitations described in clause (x).  Notwithstanding anything to the contrary contained herein, (I) the Collateral shall at no time include any items which would at such time constitute Excluded Collateral, and (II) the relative rights and remedies of the Pledgee shall be subject to and governed by the terms of the Intercreditor Agreement at any time the Intercreditor Agreement is in effect.  In the event of any inconsistency between the terms hereof and the Intercreditor Agreement, the Intercreditor Agreement shall control at any time the Intercreditor Agreement is in effect.

3.2.                              Procedures.  (a)  To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

(i)                                     with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

(ii)                                  with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii)                               with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions (x) required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b), and (c), 9-106 and 8-106(d) of the UCC) and (y) as the Pledgee deems necessary or desirable to effect the foregoing;

(iv)                              with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i), and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii);

(v)                                 with respect to any Note, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank (except that any Note with a face amount of less than $500,000 shall not be required to be delivered, so long as not more than $2,500,000 in aggregate principal amount of Notes are excluded pursuant to the delivery requirements of this clause (v) as a result of such $500,000 limitation); and

(vi)                              with respect to cash proceeds from any of the Collateral, prompt deposit of such cash in a “Subject Deposit Account” (as such term is defined in the Security Agreement) or, if an Event of Default shall have occurred and be continuing, a Collateral Account.

(b)                                 In addition to the actions required to be taken pursuant to preceding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

(i)  with respect to all Collateral of such Pledgor of which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii)  each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, in form covering all Collateral hereunder (with such form to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

3.3.                              Subsequently Acquired Collateral.  If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, such Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time.  Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock of any Exempted Foreign Corporation at any time and from time to time after the date hereof acquired by such Pledgor, provided that (x) no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Stock of any Exempted Foreign Corporation, and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Stock of any Exempted Foreign Corporation at any time and from time to time acquired by such Pledgor.  Notwithstanding the foregoing, except as otherwise required by Section 8.18 of the Credit Agreement,  no Pledgor shall be required to Pledge hereunder any Margin Stock owed by such Pledgor.

3.4.                              Transfer Taxes.  Each pledge of Collateral under Section 3.1 or Section 3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5.                              Certain Representations and Warranties Regarding the Collateral.  Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock (and any warrant or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the Stock (and any warrants or options to purchase Stock) of the corporations as described in Annex B hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes A through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests.

4.                                       APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5.                                       VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT.  Unless and until there shall have occurred and be continuing any Event of Default under the Credit Agreement or a Default under Section 10.01 or 10.05 of the Credit Agreement (each such Default, a “Specified Default”), each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Secured Hedging Agreement (collectively, the “Secured Debt Agreements”), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor therein.  All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and Section 7 hereof shall become applicable.

6.                                       DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor.  Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(i)                                     all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)                                  all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)                               all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement.  All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7.                                       REMEDIES IN CASE OF AN EVENT OF DEFAULT OR SPECIFIED DEFAULT.  In the event an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the UCC and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i)                                     to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

(ii)                                  to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii)                               to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv)                              to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); provided that prior to taking the actions described in this clause (iv), the Pledgee shall give such Pledgor at least 5 days notice of its intention to do so unless there shall have occurred and be continuing any Default or Event of Default under Section 10.05 of the Credit Agreement, in which case no such notice to such Pledgor shall be required;

(v)                                 at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor.  The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given.  Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted.  At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption.  Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(vi)                              to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

(b)                                 If there shall have occurred and be continuing a Specified Default, then and in every such case but subject to the terms of the Intercreditor Agreement, the Pledgee shall be entitled to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral, (whether or not transferred into the name of the Pledgee), and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so).

8.                                       REMEDIES, ETC., CUMULATIVE.  Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other

Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.  Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without demand or notice.  The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Credit Documents.

9.                                       APPLICATION OF PROCEEDS.  (a)  All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in the Security Agreement.

(b)  It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

10.                                 PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale of the purchase money paid as consideration pursuant to such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11.                                 INDEMNITY.  Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an “Indemnitee”, and collectively, the “Indemnitees”) from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys’ fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)).  In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof.  If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Secured Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

12.                                 FURTHER ASSURANCES; POWER OF ATTORNEY.  (a)  Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, financing statements which list the Collateral specifically and/or “all assets” as collateral) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b)  Each Pledgor hereby appoints the Pledgee such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

13.                                 THE PLEDGEE AS FIRST-LIEN COLLATERAL AGENT.  The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement.  It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.  The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

14.                                 TRANSFER BY THE PLEDGORS.  No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Secured Debt Agreements).

15.                                 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  (a)  Each Pledgor represents, warrants and covenants that:

(i)                                     it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities, Partnership

Interests and Limited Liability Company Interests and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

(ii)                                  it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii)                               this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv)                              except to the extent already obtained or made (or, in the case of the filing of UCC-1 Financing Statements, as will be made within 10 days of the Initial Borrowing Date), no consent of any other party (including, without limitation, any stockholder, member, partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee’s security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by such Pledgee of any of its rights or remedies provided herein;

(v)                                 neither the execution, delivery and performance by such Pledgor of this Agreement nor compliance by such Pledgor with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will contravene any material provision of any material applicable law, statute, rule or regulation or any order, judgment, writ, injunction, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or violate any provision of the certificate of incorporation, by-laws, operating agreement, certificate of partnership, partnership agreement, certificate of limited liability company or limited liability company agreement of such Pledgor or any of its Subsidiaries or of any securities issued by such Pledgor or any of its Subsidiaries, nor, except as specifically described on Schedule XII of the Credit Agreement will it in any material respect conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions, or constitute a default under or, (other than pursuant to this Agreement) result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance (other than the Liens created by the Security Documents) upon any of the property or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or any other material contract, agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or by which it or any of its assets are bound or to which it may be subject (including, without limitation, the Existing Indebtedness Agreements);

(vi)                              all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii)                           each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii)                        the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

(ix)                                “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC.

(b)  Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

(c)  Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

16.                                 LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC.  The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor’s Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor.  No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days’ prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.  In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification to the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

17.                                 PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

(i)                                     any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii)                                  any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(iii)                               any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(iv)                              any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v)                                 any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

18.                                 REGISTRATION, ETC.  (a)  If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance.  Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

(b)  If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

19.                                 TERMINATION; RELEASE.  (a)  On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv).  As used in this Agreement, “Termination Date” shall mean the date upon which the Total Commitments and all Secured Hedging Agreements have been terminated, no Letter of Credit or Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations (provided for in the Credit Documents for which no claim has been made), other than indemnitees have been paid in full.

(b)  In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section 9.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.01 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement and to the extent requested by such Pledgor, deliver UCC termination statements and instruments of satisfaction, discharge and/or reconveyance.

(c)  At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b).  If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.  The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 19.

20.                                 NOTICES, ETC.  All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

(i)                                     if to any Pledgor, at its address set forth opposite its signature below;

(ii)                                  if to the Pledgee, at:

Bank of America, N.A., as First-Lien Collateral Agent
Mailcode CA5-701-05-19
1455 Market Street, 5th Floor
San Francisco, CA 94103
Telephone: (415) 436-3495
Facsimile:  (415) 503-5006
Attention:  Charles Graber

with a copy to:

Bank of America, N.A., as First-Lien Collateral Agent
Mailcode NC1-007-13-06
100 N. Tryon Street, 13th Floor
Charlotte, NC 28255
Telephone: (704) 388-6415
Facsimile:  (704) 409-0564
Attention:  Laura Clark

(iii)                               if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

(iv)                              if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Borrower and the Pledgee;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

21.                                 PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.  (a)  Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership.  The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

(b)                                 Except as provided in the last sentence of paragraph (a) of this Section 21, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred.  The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 21.

(c)                                  The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d)                                 The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

22.                                 WAIVER; AMENDMENT.  Except as contemplated by Sections 19 and 28 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by each Pledgor directly and adversely affected thereby and the Collateral Agent(with the consent of (x) the Required Lenders (or, to the extent required by Section 13.01 of the Credit Agreement, all of the Lenders) at all times prior to the time at which all Credit Document Obligations (other than those arising from indemnities for which no request has been made) have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations (other than those arising from indemnities for which no request has been made) have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, provided that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors.  For the purpose of this Agreement, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or  (y) the Other Creditors as holders of the Other Obligations.  For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of more than 50% of all obligations outstanding from time to time under the Secured Hedging Agreements.

23.                                 MISCELLANEOUS.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by Section 13.01 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Parties and their respective successors, transferees and assigns.  The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.  All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

24.                                 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.    (A)  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR.  EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 20 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

(B)                                EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(C)                                EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

25.                                 ADDITIONAL PLEDGORS.  It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement shall automatically become a Pledgor hereunder by (x) executing a counterpart hereof and/or a Subsidiary assumption agreement, in each case in form and substance satisfactory to the Pledgee, (y) delivering supplements to Annexes A through F hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in Section 3 of this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required to be taken above to be taken to the reasonable satisfaction of the Pledgee.

26.                                 RECOURSE.  This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

27.                                 FRAUDULENT CONVEYANCE; ETC.  It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as, and to the extent, provided in Section 27 of the Subsidiaries Guaranty.

28.                                 RELEASE OF PLEDGORS.  If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the equity interests in any Person that owns, directly or indirectly, all of the equity interests in any Pledgor shall be deemed to be a sale of all of the equity interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it.  At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 28, the Borrower shall deliver to the Pledgee a certificate signed by a principal executive officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section 28.  If requested by Pledgee (although the Pledgee shall have no obligation to make any such request), the Borrower shall furnish legal opinions (from counsel acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.  The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 28.

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed  by  their elected officers duly authorized as of the date first above written.

2366 Bernville Road	ENERSYS,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	ENERSYS CAPITAL INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	ENERSYS DELAWARE INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	ESFINCO, INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	ESRMCO, INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	HAWKER ENERGY PRODUCTS INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	HAWKER POWER SYSTEMS, INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	POWERSAFE STANDBY BATTERIES INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	HAWKER POWERSOURCE, INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

2366 Bernville Road	NEW PACIFICO REALTY, INC.,
Reading, PA, 19605	as a Pledgor
Telephone: (610) 208-1991
Facsimile: (610) 208-1671
Attention: Michael T. Philion	By:
Name:
Title:

Accepted and Agreed to:

BANK OF AMERICA, N.A.,
as First Lien Collateral Agent and Pledgee

By
Name:
Title:

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
(AND WHETHER A REGISTERED ORGANIZATION AND/OR
A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Exact Legal Name of Each Pledgor	Registered Organization? (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)

LIST OF STOCK

LIST OF NOTES

LIST OF LIMITED LIABILITY COMPANY INTERESTS

LIST OF PARTNERSHIP INTERESTS

LIST OF CHIEF EXECUTIVE OFFICES

Form of Agreement Regarding Uncertificated Securities, Limited Liability
Company Interests and Partnership Interests

AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of                ,            , among each of the undersigned pledgors (each a “Pledgor” and, collectively, the “Pledgors”),                     , not in its individual capacity but solely as Collateral Agent (the “Pledgee” or “First-Lien Collateral Agent”), and                  , as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, each Pledgor and the Pledgee are entering into a Pledge Agreement, dated as of March 17, 2004 (as amended, amended and restated, modified or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2.  The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3.  The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

4.  All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

Bank of America, N.A., as First-Lien Collateral Agent and Pledgee
Mailcode CA5-701-05-19

1455 Market Street, 5th Floor

San Francisco, CA 94103

Telephone: (415) 436-3495

Facsimile:  (415) 503-5006

Attention:  Charles Graber

with a copy to:

Bank of America, N.A., as First-Lien Collateral Agent and Pledgee

Mailcode NC1-007-13-06

100 N. Tryon Street, 13th Floor

Charlotte, NC 28255

Telephone: (704) 388-6415

Facsimile:  (704) 409-0564

Attention:  Laura Clark

5.  Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

[Account Information]
ABA No.:
Account in the Name of:
Account No.:

6.  Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex,

telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee.  All notices and other communications shall be in writing and addressed as follows:

(a)                                  if to any Pledgor, at:

(b)                                 if to the Pledgee, at the address given in Section 4 hereof:

 (c)                               if to the Issuer, at:

Attention:
Telephone No.:
Telecopier No.:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.  As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7.  This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

8.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Pledgor

By
Name:
Title:

BANK OF AMERICA, N.A.,
not in its individual capacity but solely as Collateral Agentand Pledgee

By
Name:
Title:

[ ],
as the Issuer

By
Name:
Title: